UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

Delcath Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 489-2100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	DCTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Delcath Systems, Inc. (the “Company”) approved an amendment to the Company’s 2020 Omnibus Equity Incentive Plan (the “2020 EIP”) to increase by 2,650,000 the number of shares of the Company’s common stock, $0.01 par value (the “Common Stock”) available under thereunder.

A more detailed summary of the material features of the 2020 EIP, as amended, including the terms of stock option grants thereunder, is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 1, 2023 (the “2023 Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2020 EIP, as amended, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 shares to 80,000,000 shares. The increase in the authorized number of shares of the Common Stock was effected pursuant to a Certificate of Amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 12, 2023 and was effective as of such date. The foregoing description is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on June 12, 2023, the Company’s stockholders voted on seven proposals, each of which is described in more detail in the Company’s 2023 Proxy Statement. Of the 10,620,462 shares of the Company’s common stock outstanding as of the record date, 9,469,018 shares, or approximately 89.16%, were present or represented by proxy at the Annual Meeting.

The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each such matter.

Proposal 1. Stockholders elected each of the following nominees to serve as Class II directors on the Company’s Board of Directors (the “Board”) until the Company’s 2026 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. The voting results for such nominees were as follows:

Director Name	Votes For	Votes Withheld	Broker Non- Votes
Elizabeth Czerepak	8,101,307	76,310	1,291,401
John R. Sylvester	7,710,270	467,347	1,291,401

Proposal 2. Stockholders approved the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares of its Common Stock authorized for issuance from 40,000,000 shares to 80,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
7,360,753	219,073	207	1,291,401

Proposal 3. Stockholders approved the amendment to the Company’s 2020 Omnibus Equity Incentive Plan to increase by 2,650,000 the number of shares of Common Stock available under thereunder. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
7,414,836	761,118	1,663	1,291,401

Proposal 4. Stockholders approved the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock upon the conversion of the Company’s Series F-1 Convertible Preferred Stock, par value $0.01 per share, Series F-2 Convertible Preferred Stock, par value $0.01 per share, Series F-3 Convertible Preferred Stock, par value $0.01 per share and Series F-4 Convertible Preferred Stock, par value $0.01 per share (collectively, the “Series F Preferred Stock”) at less than the “minimum price” under Nasdaq Listing Rule 5635, if required pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Voting Preferred Stock governing the Series F Preferred Stock. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
7,334,219	262,520	141,151	1,291,401

Proposal 5. Stockholders ratified the selection by the Audit Committee of the Board of Marcum, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
9,378,757	28,040	62,221	N/A

Proposal 6. Stockholders approved a non-binding advisory vote on the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
7,785,313	390,068	2,236	1,291,401

Proposal 7. Stockholders approved a non-binding advisory vote on the preferred frequency of holding future advisory votes on compensation of the Company’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstain
8,070,450	33,623	40,093	33,451

In light of the vote of the stockholders on this proposal and consistent with the Board’s recommendation, the Company will continue to include a non-binding stockholder advisory vote to approve the compensation of its named executive officers in its proxy materials every year. The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation. The Company is required to hold votes on the frequency of holding future non-binding advisory votes on executive compensation every six calendar years.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation

10.1	2020 Omnibus Equity Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: June 13, 2023	By:	/s/ Gerard Michel
Gerard Michel
Chief Executive Officer